UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2018

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements, including statements about our planned distribution of AgeX Therapeutics, Inc. (“AgeX”) common stock, our ability to exercise influence over the operating and financial policies of AgeX, our expectations that AgeX will become a publicly traded company and AgeX’s clinical trials and product development efforts. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we,” “our,” or “us” refer to BioTime, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2018, BioTime, Inc. (“BioTime”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Juvenescence Limited (“Juvenescence”) and AgeX Therapeutics, Inc. (“AgeX”), BioTime’s subsidiary, pursuant to which BioTime sold 14,400,000 shares of the common stock of AgeX (the “AgeX Shares”) to Juvenescence for $3.00 per share (the “Transaction”).

The Purchase Agreement provides for a total purchase price for the AgeX Shares of $43,200,000 (the “Purchase Price”), of which $10,800,000 was paid upon the closing of the Transaction and $10,800,000 will be paid on November 5, 2018, with the remaining $21,600,000 to be paid under the terms of an unsecured convertible promissory note (the “Convertible Note”). Juvenescence’s obligation to pay the second installment of $10,800,000 is secured by a pledge of 3,600,000 AgeX Shares. The Convertible Note, dated August 30, 2018, bears interest at 7% per annum, with principal and accrued interest payable at maturity two years after the closing of the Transaction. The Convertible Note cannot be prepaid by Juvenescence prior to maturity or conversion. On the maturity date, if a “Qualified Financing” (as defined below) has not occurred, BioTime shall have the right, but not the obligation, to convert the principal balance of the Convertible Note and accrued interest then due into a number of Series A Preferred Shares of Juvenescence at a conversion price of $15.60 per share. Upon the occurrence of a “Qualified Financing” on or before the maturity date, the principal balance of the Convertible Note and accrued interest on the Convertible Note will automatically convert into a number of shares of the class of equity securities of Juvenescence sold in the Qualified Financing, at the price per share at which the Juvenescence securities are sold in the Qualified Financing; and, if AgeX common stock is listed on a national securities exchange in the U.S., the number of shares of the class of equity securities issuable upon conversion may be increased depending on the market price of AgeX common stock. A Qualified Financing means an underwritten initial public offering of Juvenescence equity securities in which gross proceeds are not less than $50,000,000. The Convertible Note is not transferable, except in connection with a change of control of BioTime. The Purchase Agreement contains customary representations, warranties and indemnities from BioTime relating to the business of AgeX, including an indemnity cap of $4,300,000, which is subject to certain exceptions.

The foregoing descriptions of the Purchase Agreement and Convertible Note do not purport to be complete and the terms of the Purchase Agreement and Convertible Note are subject to, and qualified in their entirety by reference to, the Purchase Agreement or the Convertible Note, as applicable, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Following the Transaction, BioTime continues to own 14,416,000 shares of AgeX common stock and Juvenescence owns 16,400,000 shares of AgeX common stock which includes 2,000,000 shares of AgeX common stock previously purchased from AgeX in a private placement on June 7, 2018.

Shareholder Agreement

As provided in the Purchase Agreement, BioTime and Juvenescence entered into a Shareholder Agreement, dated August 30, 2018, setting forth the governance, approval and voting rights of the parties with respect to their holdings of AgeX common stock, including rights of representation on the AgeX Board of Directors, approval rights, preemptive rights, rights of first refusal and co-sale and drag-along and tag-along rights for so long as either BioTime or Juvenescence continue to own at least 15% of the outstanding shares of AgeX common stock. Pursuant to the Shareholder Agreement, Juvenescence and BioTime have the right to designate two persons each to be appointed to the six member AgeX Board of Directors, with the remaining two individuals to be independent of Juvenescence and BioTime. The number of authorized directors of AgeX has been increased to accommodate those appointments. Additionally, following the earlier of the Distribution (as defined below) by BioTime or Juvenescence’s payment of the second cash installment, Juvenescence has the right to designate an additional member of the AgeX Board of Directors. The size of the AgeX Board of Directors will be correspondingly increased at that time.

The foregoing description of the Shareholder Agreement does not purport to be complete and the terms of the Shareholder Agreement are subject to, and qualified in their entirety by reference to, the Shareholder Agreement, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated into this Item 2.01 by reference.

On August 30, 2018, BioTime consummated the sale of AgeX Shares to Juvenescence. Prior to the Transaction, Juvenescence owned 5.6% of AgeX’s issued and outstanding common stock. Upon completion of the Transaction, BioTime’s ownership in AgeX decreased from 80.4% to 40.2% of AgeX’s issued and outstanding shares of common stock, and Juvenescence’s ownership in AgeX increased from 5.6% to 45.8% of AgeX’s issued and outstanding shares of common stock.

As a result of the consummation of the Transaction on August 30, 2018, AgeX is no longer a subsidiary of BioTime and, as of that date, BioTime experienced a “loss of control” of AgeX, as defined by generally accepted accounting principles in the U.S. (“GAAP”). Loss of control is deemed to have occurred when, among other things, a parent company owns less than a majority of the outstanding common stock of a subsidiary, lacks a controlling financial interest in the subsidiary, and is unable to unilaterally control the subsidiary through other means such as having, or being able to obtain, the power to elect a majority of the subsidiary’s Board of Directors based solely on contractual rights or ownership of shares representing a majority of the voting power of the subsidiary’s voting securities. All of these loss-of-control factors were present with respect to BioTime’s ownership interest in AgeX as of August 30, 2018. Accordingly, BioTime has deconsolidated AgeX’s consolidated financial statements and results from BioTime’s consolidated financial statements and results effective on August 30, 2018 (the “AgeX Deconsolidation”), in accordance with Accounting Standards Codification, or ASC, 810-10-40-4(c), Consolidation. AgeX is currently an affiliate of BioTime.

Beginning on August 30, 2018 and until the completion of the contemplated distribution of approximately 12,700,000 shares of AgeX common stock to BioTime shareholders (the “Distribution”), BioTime will account for its retained noncontrolling interest of AgeX common stock under the equity method of accounting because its 40.2% retained ownership interest provides BioTime the ability to exercise significant influence, but not control, over the operating and financial policies of AgeX. In addition, because BioTime expects AgeX common stock to become a publicly traded security, BioTime plans to elect the fair value option under ASC 825-10, Financial Instruments, with subsequent changes in the fair value of AgeX common stock recognized in its consolidated statements of operations. This Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

BioTime has filed as an exhibit to this Report an unaudited pro forma condensed combined balance sheet of BioTime as of June 30, 2018, derived from its latest unaudited condensed consolidated balance sheet filed in its Quarterly Report on Form 10-Q, and unaudited pro forma condensed combined statements of operations of BioTime for the six months ended June 30, 2018 and for the year ended December 31, 2017. The unaudited pro forma condensed combined balance sheet as of June 30, 2018 gives effect to the Transaction and the AgeX Deconsolidation, as if the Transaction and the AgeX Deconsolidation had occurred on June 30, 2018. As previously disclosed, effective February 17, 2017, BioTime deconsolidated the financial statements of OncoCyte Corporation (“OncoCyte”). The unaudited pro forma statements of operations give effect to the AgeX Deconsolidation and the deconsolidation of OncoCyte (“OncoCyte Deconsolidation”), as applicable, as if both deconsolidations had occurred on January 1, 2017.

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Item 9.01 Financial Statements and Exhibits

(a)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Balance Sheet as at June 30, 2018

Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2018

Unaudited Pro Forma Condensed Combined Statements of Operations for the Year-Ended December 31, 2017

Notes to Unaudited Pro Forma Condensed Combined Financial Information.

(b)	Exhibits

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated August 30, 2018, between BioTime, Inc., AgeX Therapeutics, Inc. and Juvenescence Limited
10.2	Convertible Promissory Note, dated August 30, 2018
10.3	Shareholder Agreement, dated August 30, 2018 between BioTime, Inc. and Juvenescence Limited
99.1	Pro Forma Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: August 31, 2018	By	/s/ Russell Skibsted
Chief Financial Officer

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